     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, attorney, accountant or other independent financial advisor.

     If you have sold or otherwise transferred all your American Depositary Shares of LASMO plc ("LASMO ADSs"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN.
--------------------------------------------------------------------------------
                         NOTICE OF GUARANTEED DELIVERY

               TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

                                       OF

                                   LASMO PLC
           PURSUANT TO THE OFFER DOCUMENT DATED DECEMBER      , 2000

                                       by

                            AMERADA HESS CORPORATION

                                     and by

                          GOLDMAN SACHS INTERNATIONAL
                                 on its behalf
                          (outside the United States)
--------------------------------------------------------------------------------
     As set out in "Procedures for tendering LASMO ADSs" in paragraph 12 of Part B of Appendix I to the Offer Document, this form or one substantially equivalent hereto must be used for acceptance of the Offer in respect of LASMO ADSs if American Depositary Receipts evidencing LASMO ADSs ("LASMO ADRs") are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach the US Depositary while the Offer remains open for acceptance. Such form may be delivered by hand, transmitted by facsimile or mailed to the US Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer Document) in the form set out herein. See "Procedures for tendering LASMO ADSs--Guaranteed delivery procedures" in paragraph 12(h) of Part B of Appendix I to the Offer Document.

                            TO: THE BANK OF NEW YORK

           BY MAIL:               BY FACSIMILE TRANSMISSION:     BY HAND OR OVERNIGHT COURIER:
 Tender & Exchange Department     (for Eligible Institutions     Tender & Exchange Department
        P.O. Box 11248                       Only)                    101 Barclay Street
     Church Street Station              (212) 815-6213            Receive and Deliver Window
    New York, NY 10286-1248                                           New York, NY 10286

                             FOR CONFIRMATION ONLY
                                   TELEPHONE
                                 (800) 507-9357

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     Acceptance of the Offer in respect of LASMO Shares (except insofar as they are represented by LASMO ADSs) may not be made with this form and pursuant to the guaranteed delivery procedures.

     Capitalized terms and certain other terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.

Ladies and Gentlemen:

     The undersigned hereby accepts the Offer in respect of LASMO ADSs upon the terms and subject to the conditions set forth below pursuant to the guaranteed delivery procedures set out in "Procedures for tendering LASMO ADSs--Guaranteed delivery procedures" in paragraph 12(h) of Part B of Appendix I to the Offer Document.

     The undersigned understands that the acceptance of the Offer in respect of LASMO ADSs pursuant to the guaranteed delivery procedures will not be treated as a valid acceptance for the purpose of satisfying the Acceptance Condition (as defined in the Offer Document). See "Procedures for tendering LASMO ADSs--Guaranteed delivery procedures" in paragraph 12(h) of Part B of Appendix I to the Offer Document. To be counted towards satisfaction of the Acceptance Condition, the LASMO ADRs evidencing such LASMO ADSs must, prior to the end of the Initial Offer Period (as defined in the Offer Document), be received by the US Depositary or, if applicable, timely confirmation of a book-entry transfer of such LASMO ADSs into the US Depositary's account at the Book-Entry Transfer Facility pursuant to the procedures set out in "Procedures for tendering LASMO ADSs--Book-entry transfer" in paragraph 12(c) of Part B of Appendix I to the Offer Document must be received by the US Depositary, together with a duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other required documents.

Signature(s):                                      Address(es) (Include Zip Code):

------------------------------------------         ------------------------------------------

------------------------------------------         ------------------------------------------
Name of Record Holder(s)   (Please Type or
Print):

------------------------------------------         ------------------------------------------
Number of LASMO ADSs:                              Area Code(s) and Telephone Number(s):

------------------------------------------         ------------------------------------------
LASMO ADR No.(s) (if available):                   [ ]  Check box if LASMO ADSs will be
                                                   tendered by book-entry transfer.

------------------------------------------         ------------------------------------------

Dated:
------------------------------------------         Account Number:
                                                   -------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program, hereby guarantees that the undersigned will deliver to the US Depositary either the LASMO ADRs evidencing the LASMO ADSs with respect to which the Offer is being accepted hereby, in proper form for transfer, or confirmation of the book-entry transfer of such LASMO ADSs into the US Depositary's account at the Book-Entry Transfer Facility, in any such case together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other required documents, all within three New York Stock Exchange business days after the date hereof.


Name of Firm, Agent or Trustee:                    Authorized Signature:
------------------------------------------         ------------------------------------------
Address  (Include Zip Code):                       Name  (Please Type or Print):
------------------------------------------         ------------------------------------------
                                                   Title:
------------------------------------------
                                                   ------------------------------------------
------------------------------------------         Date:
Area Code and Telephone Number:
                                                   ------------------------------------------
------------------------------------------

NOTE:

DO NOT SEND LASMO ADRS WITH THIS FORM; LASMO ADRS SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3